ACQUISITION	12 Months Ended
Dec. 31, 2014
ACQUISITION

5. ACQUISITION

On April 6, 2010, the Group, through New Star, acquired 39,766,589 shares of Series A convertible preferred stock of Red 5, an online game developer based in the United States for US$ 16.84 million (RMB114.9 million). As a result, the Company owned approximately 82% of the equity interest of Red 5 on an as-converted basis and became the controlling shareholder of Red 5.

As of the date of acquisition, Red 5 was in the process of fulfilling its obligations under a game development and license agreement between Red 5 and a third party game publisher to develop Firefall in exchange for cash consideration from the third party operator. The Group has acquired the game development and license agreement from the third party operator. Please refer to Note 12.

In addition, the Group was contingently liable to pay up to US$3.65 million (RMB24.9 million) if certain former Red 5 employees fulfill employment contracts with the Company ranging from two to four years. Such amounts were recorded as compensation expense on a straight line basis over the requisite service period which ended at March 31, 2015.

Subsequent to April 6, 2010, the Group acquired 777,723 and 2,020,601 shares of common stock of Red 5 from the noncontrolling interest holders for US$0.1 million (RMB0.6 million) and US$0.2 million (RMB1.4 million) cash in 2010 and 2011, respectively. In September 2012, Red 5 issued restricted common stock to two directors of Red 5, including Mr. Jun Zhu, the Chairman of the Board and Chief Executive Officer of the Company (Note 23). The equity interest of the Group was diluted to approximately 80% as of December 31, 2013 due to the vesting of restricted common stock.

In August 2014, Red 5 issued 27,438,952 Series B redeemable convertible preferred shares of Red 5 to a new investor (see Note 28). As the license to publish Firefall belongs to Red 5 Singapore (Note 12), as a condition for the investment by the new investor, the Group is required to transfer the license to Red 5. As such, in June 2014, the Group transferred its equity interests in Red 5 Singapore, a wholly owned subsidiary of the Group to Red 5, an 79.2% owned subsidiary, at a nominal price. At the time of transfer, 20.8% of the accumulated deficit of Red 5 Singapore, amounted to RMB 15,068,103, was attributable to the noncontrolling interest of Red 5 with no consideration, which was recorded as an equity transaction in the Consolidated Statements of Changes in Equity.

In August 2014, the Group converted its convertible loan and certain other loans due from Red 5 with a book value of US$50.0 million (RMB307.6 million), into 63,301,276 common shares of Red 5. The equity of Red 5 increased by RMB307.6 million while the impact attributable to noncontrolling interest of Red 5 was RMB31,784,850 as a result of the loan conversions.

As of December 31, 2013 and 2014, the Group held approximately 80% and 73% equity interest in Red 5, respectively.